SUMMARY PROSPECTUS

Lord Abbett Core Fixed Income Fund

APRIL 1, 2022

CLASS/TICKER
CLASS A	LCRAX	CLASS I	LCRYX	CLASS R4	LCRSX
CLASS C	LCRCX	CLASS P	N/A	CLASS R5	LCRTX
CLASS F	LCRFX	CLASS R2	LCRQX	CLASS R6	LCRVX
CLASS F3	LCROX	CLASS R3	LCRRX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated April 1, 2022 as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 319 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and Service (12b-1) Fees	0.20%	0.85%(4)	0.10%	None	None	0.45%
Other Expenses	0.16%	0.16%	0.16%	0.09%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.58%	1.23%	0.48%	0.31%	0.38%	0.83%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	(0.04)%(5)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%	1.23%	0.48%	0.31%	0.34%	0.83%

SUMMARY – CORE FIXED INCOME FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.16%	0.16%	0.16%	0.16%	0.09%
Total Annual Fund Operating Expenses	0.98%	0.88%	0.63%	0.38%	0.31%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	0.88%	0.63%	0.38%	0.31%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2022 through March 31, 2023, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive the Fund's Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund's average daily net assets. This agreement may be terminated only by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SUMMARY – CORE FIXED INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$283	$407	$542	$934	$283	$407	$542	$934
Class C Shares	$225	$390	$676	$1,308	$125	$390	$676	$1,308
Class F Shares	$49	$154	$269	$604	$49	$154	$269	$604
Class F3 Shares	$32	$100	$174	$393	$32	$100	$174	$393
Class I Shares	$35	$118	$209	$476	$35	$118	$209	$476
Class P Shares	$85	$265	$460	$1,025	$85	$265	$460	$1,025
Class R2 Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201
Class R3 Shares	$90	$281	$488	$1,084	$90	$281	$488	$1,084
Class R4 Shares	$64	$202	$351	$786	$64	$202	$351	$786
Class R5 Shares	$39	$122	$213	$480	$39	$122	$213	$480
Class R6 Shares	$32	$100	$174	$393	$32	$100	$174	$393

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 492% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. Such investments include:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• investment grade debt securities of U.S. issuers;

• investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• inflation-linked investments;

• loans, including bridge loans, novations, assignments, and participations;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

• derivative instruments, including options, futures contracts, forward contracts, and swap agreements.

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The Fund may invest up to 10% of its net assets in floating or adjustable rate loans. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.63 years as of February 25, 2022). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

SUMMARY – CORE FIXED INCOME FUND

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally

SUMMARY – CORE FIXED INCOME FUND

have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short- term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in

SUMMARY – CORE FIXED INCOME FUND

market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural

SUMMARY – CORE FIXED INCOME FUND

subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

SUMMARY – CORE FIXED INCOME FUND

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – CORE FIXED INCOME FUND

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +3.62% Worst Quarter 4th Q 2016 -2.99%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

SUMMARY – CORE FIXED INCOME FUND

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	-3.11%	3.00%	2.66%	-
After Taxes on Distributions	-3.72%	1.80%	1.50%	-
After Taxes on Distributions and Sale of Fund Shares	-1.78%	1.80%	1.54%	-
Class C Shares(1)	-2.50%	2.83%	2.24%	-
Class F Shares	-0.78%	3.57%	2.99%	-
Class F3 Shares	-0.61%	-	-	3.72%	4/4/2017
Class I Shares	-0.65%	3.69%	3.10%	-
Class R2 Shares	-1.27%	3.06%	2.48%	-
Class R3 Shares	-1.18%	3.16%	2.58%	-
Class R4 Shares	-0.93%	3.42%	-	3.00%	6/30/2015
Class R5 Shares	-0.68%	3.68%	-	3.26%	6/30/2015
Class R6 Shares	-0.70%	3.74%	-	3.33%	6/30/2015
Index
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.90%	3.25%	6/30/2015
(reflects no deduction for fees, expenses, or taxes)				3.53%	4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

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Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Managing Director and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

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TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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NOTES:

Investment Company Act File Number: 811-07988

	00266261	LACORE-7SUM (04/22)